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                                                                    Exhibit 23.6

                                     CONSENT


                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

        We hereby consent to the reference to our firm under the caption "Business - Reserves Information" and "Experts" in the Registration Statement on Form S-1 and the Registration Statement on Form S-4 (the "Registration Statements") of Abraxas Petroleum Corporation.


Dated:  February 3, 2003

MCDANIEL AND ASSOCIATES CONSULTANTS LTD.

/s/ P.A. Welch, P. Eng.
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Executive Vice President